July 26, 2007

DREYFUS PREMIER STATE MUNICIPAL BOND FUND

- Massachusetts Series
- Michigan Series
- Minnesota Series
- Ohio Series
- Virginia Series

Supplement to Prospectus
dated February 28, 2007
As revised, May 21, 2007

The following information supersedes and replaces any contrary information set forth in paragraphs sixth, seventh and ninth contained in the Prospectus under the heading “Management – Investment adviser”:

For the Virginia Series only:

The Virginia Series is co-managed by Joseph P. Darcy and Monica S. Wieboldt. Mr. Darcy has been a primary portfolio manager of the Virginia Series since August 2006 and a portfolio manager in the municipal securities group since May 1994. Ms. Wieboldt has been a primary portfolio manager of the Virginia Series since July 2007 and a portfolio manager in the municipal securities group since 1983. Each also is a primary portfolio manager for other Dreyfus-managed municipal bond funds.

For the Massachusetts Series only:

The Massachusetts Series is co-managed by Douglas J. Gaylor and James Welch. Mr. Gaylor has been a primary portfolio manager of the Massachusetts Series since July 2007. He joined Dreyfus in January 1996. Mr. Welch has been a primary portfolio manager of the Massachusetts Series since November 2001 and a portfolio manager in the municipal securities group since October 2001. Each also is a primary portfolio manager for other Dreyfus-managed municipal bond funds.

For the Michigan, Minnesota and Ohio Series only:

Each of the Michigan, Minnesota and Ohio Series is co-managed by Douglas J. Gaylor and W. Michael Petty. Mr. Gaylor has been a primary portfolio manager of each of the Michigan, Minnesota and Ohio Series since July 2007. Mr. Petty has been a primary portfolio manager of each of the Michigan, Minnesota and Ohio Series since August 1997. He has been employed at Dreyfus since June 1997 and is also a primary portfolio manager for other Dreyfus-managed municipal bond funds.